EXHIBIT 32
CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2021	/s/ TJ Kennedy
TJ Kennedy
President and Chief Executive Officer

Date:	August 9, 2021	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer